                         NUVEEN REAL ESTATE INCOME FUND



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 12th day of April, 2006.


                                                 /s/ Timothy R. Schwertfeger
                                                 ----------------------------
                                                 Timothy R. Schwertfeger


STATE OF    ILLINOIS                   )
        ----------------               )
                                       )SS
COUNTY OF       COOK                   )
          --------------               )


On this 12th day of April, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 ------------------------
My Commission Expires:  10/27/09                 Notary Public

                         NUVEEN REAL ESTATE INCOME FUND



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 14th day of April, 2006.

                                                 /s/ Judith M. Stockdale
                                                 --------------------------
                                                 Judith M. Stockdale
STATE OF    ILLINOIS                   )
        ----------------               )
                                       )SS
COUNTY OF       COOK                   )
          --------------               )

On this 14th day of April, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 ------------------------
My Commission Expires:  10/27/09                 Notary Public

                         NUVEEN REAL ESTATE INCOME FUND



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 13th day of April, 2006.

                                                 /s/ William C. Hunter
                                                 --------------------------
                                                 William C. Hunter
STATE OF    ILLINOIS                   )
        ----------------               )
                                       )SS
COUNTY OF       COOK                   )
          --------------               )

On this 13th day of April, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 ------------------------
My Commission Expires:  10/27/09                 Notary Public

                         NUVEEN REAL ESTATE INCOME FUND



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 13th day of April, 2006.

                                                 /s/ William J. Schneider
                                                 --------------------------
                                                 William J. Schneider

STATE OF    ILLINOIS                   )
        ----------------               )
                                       )SS
COUNTY OF       COOK                   )
          --------------               )

On this 13th day of April, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 ------------------------
My Commission Expires:  10/27/09                 Notary Public

                         NUVEEN REAL ESTATE INCOME FUND



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for his on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 13th day of April, 2006.


                                                 /s/ Jack B. Evans
                                                 ------------------
                                                 Jack B. Evans
STATE OF    ILLINOIS               )
        ----------------           )
                                   )SS
COUNTY OF       COOK               )
          --------------           )

On this 13th day of April, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 ------------------------
My Commission Expires:  10/27/09                 Notary Public

                         NUVEEN REAL ESTATE INCOME FUND


                               POWER OF ATTORNEY
                                       RE
                                PREFERRED STOCK



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 13th day of April, 2006.



                                                 /s/ Lawrence H. Brown
                                                 --------------------------
                                                 Lawrence H. Brown
STATE OF    ILLINOIS                   )
        ----------------               )
                                       )SS
COUNTY OF       COOK                   )
          --------------               )

On this 13th day of April, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 ------------------------
My Commission Expires:  10/27/09                 Notary Public

                         NUVEEN REAL ESTATE INCOME FUND



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 13th day of April, 2006.


                                                 /s/ Robert P. Bremner
                                                 -------------------------
                                                 Robert P. Bremner
STATE OF    ILLINOIS              )
        ----------------          )
                                  )SS
COUNTY OF       COOK              )
          --------------          )

On this 13th day of April, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 ------------------------
My Commission Expires:  10/27/09                 Notary Public

                         NUVEEN REAL ESTATE INCOME FUND



                                POWER OF ATTORNEY
                                       RE
                                 PREFERRED STOCK




KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, GIFFORD R. ZIMMERMAN, LARRY W. MARTIN and JESSICA R. DROEGER, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 13th day of April, 2006.


                                                 /s/ Eugene S. Sunshine
                                                 -----------------------
                                                 Eugene S. Sunshine
STATE OF    ILLINOIS                   )
        ----------------               )
                                       )SS
COUNTY OF       COOK                   )
          --------------               )

On this 13th day of April, 2006, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 ------------------------
My Commission Expires:  10/27/09                 Notary Public